                                OPTION AGREEMENT


       THIS OPTION AGREEMENT is entered into as of October 3, 1996 by and between CADENCE DESIGN SYSTEMS, INC., a Delaware corporation ("Parent"), and J. GEORGE JANAC ("Stockholder").

                                    RECITALS

       A. Parent, HARBOR ACQUISITION SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and HIGH LEVEL DESIGN SYSTEMS, INC., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (as amended from time to time, the "Reorganization Agreement"; capitalized terms used but not otherwise defined in this Option Agreement have the meanings assigned to such terms in the Reorganization Agreement), which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

       B. As of the date hereof, Stockholder owns, of record and beneficially, the number of shares of Company Common Stock set forth below Stockholder's name on the signature page hereof (all such shares being referred to herein as the "Subject Shares").

       C. As a condition to the willingness of Parent and Merger Sub to enter into the Reorganization Agreement, Parent and Merger Sub have required that Stockholder agree, and in order to induce Parent and Merger Sub to enter into the Reorganization Agreement Stockholder has agreed, to enter into this Option Agreement as well as the Voting Agreement of even date herewith by and between Parent and Stockholder.


                                    AGREEMENT

       The parties to this Option Agreement, intending to be legally bound, agree as follows:

SECTION 1.    GRANT OF OPTION AND EXERCISE

       1.1 GRANT OF OPTION. Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase, on the terms and subject to the provisions set forth herein, all, but not less than all, the Subject Shares at a price per Subject Share equal to $8.15, subject to appropriate adjustment if between the date of this Option Agreement and the Closing Date (as defined in Section 1.3), the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction (the "Purchase Price").


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       1.2    EXERCISE OF OPTION.

              (a) Parent may exercise the Option with respect to the Subject Shares at any time following the occurrence of a Purchase Event (as defined in Section 1.2(b)) and prior to the Termination Date (as defined in Section 1.2(c)). Parent's right to purchase Subject Shares with respect to which it has exercised the Option shall not terminate on the Termination Date; accordingly, if Parent exercises the Option on or prior to the Termination Date, then Parent shall be entitled to purchase the Subject Shares.

              (b) For purposes of this Agreement, a "Purchase Event" shall be deemed to have occurred upon the earlier of the following:

                     (i)    the date of the Company Stockholders' Meeting, if
       (A) an Acquisition Proposal shall have been publicly announced (and not publicly withdrawn) prior to the Company Stockholders' Agreement and (B) the Reorganization Agreement and the Merger shall not have been adopted and approved at such meeting by the Required Vote; or

                     (ii)   the occurrence of a Triggering Event.

; provided in each case that the Reorganization Agreement is terminated.

              (c) For purposes of this Agreement, "Termination Date" shall mean the earliest of the following:

                     (i)    the date on which the Merger becomes effective;

                     (ii) 180 days after the date on which Parent receives written notice from Stockholder or the Company of the occurrence of a Purchase Event; or

                     (iii) the date on which the Reorganization Agreement is validly terminated pursuant to Section 8.1 thereof, if a Purchase Event shall not have occurred on or prior to such date;

PROVIDED, HOWEVER, that with respect to clause "(ii)" above, if the Option cannot be exercised prior to the end of such 180-day period by reason of any applicable judgment, decree, order, material Legal Requirement or other material legal impediment, then the Termination Date shall be extended until the date 30 days after the date on which such impediment is removed.

       1.3 CLOSING. In the event Parent wishes to exercise the Option, Parent shall send to Stockholder a written notice (the date of which being herein referred to as the "Notice Date") specifying (a) the place at which the Subject Shares are to be purchased and (b) the date on which the Subject Shares are to be purchased, which shall not be earlier than one business day nor later than ten business days after the Notice Date. The closing of the purchase of such Subject Shares (the "Closing") shall take place at the place specified in such written notice and


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on the date specified in such written notice (the "Closing Date"); PROVIDED,
HOWEVER, that: (i) if such purchase cannot be consummated by reason of any applicable judgment, decree, order, material Legal Requirement or other material legal impediment, the Closing Date may be extended by Parent to a date not more than 30 days after the date on which such impediment is removed; and (ii) if prior notification to or approval of any Governmental Body is required in connection with such purchase, Stockholder shall promptly cause to be filed the required notice or application for approval and shall expeditiously process the same (and Stockholder shall cooperate with Parent in the filing of any such notice or application required to be filed by Parent and the obtaining of any such approval required to be obtained by Parent), and the Closing Date may be extended by Parent to a date not more than 30 days after the later of (A) the date on which any required notification or waiting period has expired or been validly terminated or (B) the date on which any required approval has been obtained.

       1.4    PAYMENT AND DELIVERY OF CERTIFICATES.     On the Closing Date, (i)
Parent will deliver to Stockholder the Purchase Price payable for the Subject Shares and (ii) Stockholder shall deliver to Parent certificates representing the Subject Shares, duly endorsed in blank or accompanied by stock powers duly executed by Stockholder in blank, in proper form for transfer, with appropriate signature guarantees.

       1.5 DISTRIBUTIONS. Any dividends or other distributions (whether payable in cash, stock or otherwise) by the Company with respect to the Subject Shares purchased pursuant to the Option with a record date on or after the Notice Date will belong to Parent. If any such dividend or distribution belonging to Parent is paid by the Company to Stockholder, Stockholder shall hold such dividend or distribution in trust for the benefit of Parent and shall promptly remit such dividend or distribution to Parent in exactly the form received, accompanied by appropriate instruments of transfer.

       1.6    VOTING AGREEMENT.

              (a) Subject to Section 1.6(b), upon any exercise of the Option by Parent, Parent shall enter into a voting agreement pursuant to which Parent shall agree that until the tenth anniversary of the Closing Date, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, Parent shall vote the Subject Shares as directed in writing by Stockholder.

              (b) Notwithstanding the foregoing, if an Acquisition Proposal is made and publicly announced at any time prior to the Company Stockholders' Meeting and such Acquisition Proposal is not publicly withdrawn prior to such Company Stockholders' Meeting, and if the Reorganization Agreement and the Merger are not approved at such meeting by the Required Vote, then prior to the date that is 180 days after the valid termination of the Reorganization Agreement, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, Parent shall be entitled to vote the Subject Shares:


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                     (i)    against any Acquisition Proposal (including any
       Acquisition Proposal that is different from any Acquisition Proposal that is made and publicly announced at any time prior to the Company Stockholders' Meeting) and any related transaction or agreement; and

                     (ii) against any action which is intended, or is likely, to facilitate the consummation of any transaction contemplated by any Acquisition Proposal (including any Acquisition Proposal that is different from any Acquisition Proposal that is made and publicly announced at any time prior to the Company Stockholders' Meeting).

Stockholder shall not enter into any agreement or understanding with any Person prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time to vote or give instructions in any manner inconsistent with clause "(i)" or "(ii)" of the preceding sentence. For purposes of this Section 1.6, an Acquisition Proposal shall be deemed to have been "publicly withdrawn" only if (i) acting in good faith, the Person who made such Acquisition Proposal publicly announces the withdrawal of such Acquisition Proposal and (ii) it is not reasonably expected that such Acquisition Proposal will be resubmitted or that such Person will make, submit or announce any other Acquisition Proposal.

       1.7    SALE OF SUBJECT SHARES.     In the event Parent tenders, sells or
otherwise transfers any of the Subject Shares prior to the tenth anniversary of the Closing Date, Parent shall remit to Stockholder 50% of the net proceeds, if any, received by Parent on each Subject Share in excess of $8.15 per Subject Share (subject to appropriate adjustments if between the date of this Option Agreement and the date of such sale, the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction).

SECTION 2.    TRANSFER OF SUBJECT SHARES

       2.1 NO DISPOSITION OR ENCUMBRANCE OF SUBJECT SHARES. Stockholder hereby covenants and agrees that, from the date hereof to the Termination Date, Stockholder will not, directly or indirectly, (a) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose or transfer (or announce any offer, sale, offer of sale, contract of sale or grant of any option to purchase or other disposition or transfer) any Subject Shares to any Person other than Parent or Parent's designee, (b) create or permit to exist any Encumbrance of any of the Subject Shares or (c) reduce his beneficial ownership of, interest in, or risk relating to the Subject Shares.

       2.2 TRANSFER OF VOTING RIGHTS. Stockholder covenants and agrees that, during the period from the date hereof through the Termination Date, Stockholder will not deposit any Subject Shares into a voting trust or grant a proxy or enter into a voting agreement with respect to any Subject Shares.


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SECTION 3.    REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

       Stockholder hereby represents and warrants to Parent as follows:

       3.1 DUE AUTHORIZATION. Stockholder has all requisite power to execute and deliver this Option Agreement, to grant the Option and to consummate the transactions contemplated hereby. This Option Agreement has been duly executed and delivered by or on behalf of Stockholder and, assuming its due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights from time to time in effect and subject to general equity principles and to limitations on the availability of equitable relief.

       3.2    NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

              (a) The execution and delivery of this Option Agreement by Stockholder do not, and the performance of this Option Agreement by Stockholder will not: (i) conflict with or violate any current Legal Requirement, order, decree or judgment applicable to Stockholder or by which it or any of its properties is bound or affected; or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on the Subject Shares, pursuant to any indenture or other loan document provisions or other Contract, license, franchise, permit or other instrument or obligation to which such Stockholder is a party or by which Stockholder or any of his properties is bound or affected.

              (b) The execution and delivery of this Option Agreement by Stockholder do not, and the performance of this Option Agreement by Stockholder will not, require any Consent of any Person except for any Governmental Authorization required under any law not currently in effect.

       3.3 TITLE TO SUBJECT SHARES. Stockholder owns of record and beneficially the Subject Shares set forth under Stockholder's name on the signature page hereof and does not directly or indirectly own, either beneficially or of record, any shares of Company Capital Stock, or rights to acquire any shares of Company Capital Stock, other than the Subject Shares set forth below Stockholder's name on the signature page hereof and Company Capital Stock issuable upon exercise of options granted under the Company's 1993 Stock Option Plan and 1995 Special Nonstatutory Stock Option Plan. Stockholder has, and the transfer by Stockholder of the Subject Shares hereunder will pass, good and marketable title to the Subject Shares free and clear of any Encumbrance.

       3.4 NO BROKERS. Except for Deutsche Morgan Grenfel and Goldman, Sachs & Co., no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or


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commission in connection with the transactions contemplated by this Option
Agreement based upon arrangements made by or on behalf of Stockholder.

       3.5 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Option Agreement are accurate in all material respects as of the date of this Option Agreement, will be accurate in all material respects at all times through the Closing Date and will be accurate in all material respects as of the Closing Date as if made on that date.

SECTION 4.    REPRESENTATIONS AND WARRANTIES OF PARENT

       Parent represents and warrants to Stockholder that Parent has the absolute and unrestricted right, power and authority to perform its obligations under this Option Agreement; and the execution, delivery and performance by Parent of this Option Agreement have been duly authorized by all necessary action on the part of Parent and its board of directors. This Option Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and
(ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

SECTION 5.    COVENANTS OF STOCKHOLDER

       5.1 FURTHER ASSURANCES. If Parent shall exercise the Option in accordance with the terms of this Option Agreement, from time to time and without additional consideration, Stockholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Option Agreement, including the transfer of the Subject Shares to Parent and the release of any and all Encumbrances with respect thereto.

       5.2    LEGENDS.

              (a) Stockholder shall instruct the Company to cause each certificate of Stockholder evidencing the Subject Shares to bear a legend in the following form:

              THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE OPTION AGREEMENT DATED AS OF OCTOBER 3, 1996, AS IT MAY BE AMENDED, BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.


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              (b)    In the event that the Subject Shares shall cease to be
subject to the restrictions on transfer set forth in this Option Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Subject Shares without the legend required by Section 5.2(a).

SECTION 6.    MISCELLANEOUS

       6.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made by Stockholder and the Company in this Option Agreement shall survive the Closing Date.

       6.2    INDEMNIFICATION.

              (a) Without in any way limiting any of the rights or remedies otherwise available to Parent, Stockholder shall hold harmless and indemnify Parent from and against, and shall compensate and reimburse Parent for, any Damages which are directly or indirectly suffered or incurred at any time by Parent, or to which Parent otherwise becomes subject (regardless of whether or not such Damages relate to a third-party claim), and that arise from or are directly or indirectly connected with any breach of any representation, warranty, covenant or obligation of Stockholder contained herein.

              (b) Without in any way limiting any of the rights or remedies otherwise available to Stockholder, Parent shall hold harmless and indemnify Stockholder from and against, and shall compensate and reimburse Stockholder for, any Damages which are directly or indirectly suffered or incurred at any time by Stockholder, or to which Stockholder otherwise becomes subject (regardless of whether or not such Damages relate to a third-party claim), and that arise from or are directly or indirectly connected with any breach of any covenant or obligation of Parent contained herein.


       6.3 RELATIONSHIP TO VOTING AGREEMENT. Nothing in this Option Agreement is intended to limit or otherwise impact the provisions of the Voting Agreement of even date herewith by and between Parent and Stockholder.

       6.4 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Option Agreement shall be paid by the party incurring such costs and expenses.

       6.5 NOTICES. All notices or other communications under this Option Agreement shall be in writing and shall be given by delivery in person, by facsimile, cable, telegram, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or such other address for a party as shall be specified in a notice given in accordance with this Section 6.5) and shall be deemed to have been given one business day after transmission by facsimile, cable, telegram, telex of other standard form of telecommunications or four days after deposit in the U.S. mail:


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       If to Stockholder, at the address or facsimile number of Stockholder set forth on the signature page hereto, with a copy to:

              c/o High Level Design Systems, Inc.
              3945 Freedom Circle
              Fourth Floor
              Santa Clara, CA 94054
              Attention:  Chief Executive Officer
              Facsimile No.:(408) 748-3499

              and

              Wilson, Sonsini, Goodrich & Rosati
              650 Page Mill Road
              Palo Alto, CA  94304
              Attn:  Douglas H. Collom, Esq.
              Facsimile:  (415) 496-4086

              If to Parent or Merger Sub:

              Cadence Design Systems, Inc.
              555 River Oaks Parkway
              San Jose, CA 95134
              Attention:  General Counsel
              Facsimile No.:  (408) 944-0215

              With a copy to:

              Cooley Godward LLP
              Five Palo Alto Square
              3000 El Camino Real
              Palo Alto, CA  94306-2155
              Attention:  Alan C. Mendelson, Esq.
              Facsimile No.:  (415) 857-0663

       6.6 SEVERABILITY. Any term or provision of this Option Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Option Agreement or affecting the validity or enforceability of any of the terms or provisions of this Option Agreement in any other jurisdiction. If any provision of this Option Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

       6.7 ENTIRE AGREEMENT. This Option Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to


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the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Option Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

       6.8 ASSIGNMENT, BINDING EFFECT. Except as provided herein, neither this Option Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent or Merger Sub may assign all or any of their rights and obligations hereunder to any affiliate of Parent, provided that no such assignment shall relieve Parent or Merger Sub of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Option Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Option Agreement to the contrary, nothing in this Option Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Option Agreement.

       6.9 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Option Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Option Agreement and to enforce specifically the terms and provisions hereof in any Delaware Court, this being in addition to any other remedy to which they are entitled at law or in equity.

       6.10 GOVERNING LAW. This Option Agreement shall be governed in all respects by the laws of the State of Delaware, as applied to contracts entered into and to be performed entirely within the State of Delaware.

       6.11 HEADINGS. Headings of the Sections of this Option Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

       6.12 COUNTERPARTS. This Option Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.


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       IN WITNESS WHEREOF, Parent and Stockholder have caused this Option
Agreement to be executed, as of the date first written above.

                                          CADENCE DESIGN SYSTEMS, INC.


                                          By: /s/ R.L. Smith McKeithen
                                              ---------------------------
                                          Name: R.L. Smith McKeithen
                                          Title:  Vice President and
                                                  General Counsel

                                          /s/ J. George Janac
                                          --------------------------------------
                                          J. George Janac

                                          Address:  11674 Seven Springs Drive
                                                    Cupertino, CA 95014

                                                 Number of Shares of Company
                                                 Common Stock:  1,800,000
                                                               -----------------


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